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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 June 10, 1994
                       (Date of earliest event reported)

                            AMSOUTH BANCORPORATION
            (Exact name of registrant as specified in its charter)


    Delaware                       1-7476                    63-0591257
    --------                       ------                    ----------
(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


                           1400 AmSouth-Sonat Tower
                           Birmingham, Alabama 35203
         (Address, including zip code, of principal executive office)

                                (205) 320-7151
                        (Registrant's telephone number,
                             including area code)

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Item 5. Other Events
        ------------

     AmSouth Bancorporation ("AmSouth") is filing this Current Report on Form 8-K to report the results of the pricing period computations required in the agreement for AmSouth's acquisition of Fortune Bancorp, Inc. On June 10, 1994, AmSouth issued a press release announcing those results. The press release is attached as Exhibit 99 and is incorporated as a part of this Current Report on Form 8-K.
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Item 7. Financial Statements and Exhibits.
        ----------------------------------

      The following exhibit is filed as part of this Current Report on Form 8-K.

              Exhibit No.                            Exhibit
              -----------                            -------

                 99                            Press Release dated
                                               June 10, 1994
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMSOUTH BANCORPORATION


                                       By:
                                          --------------------------------
                                          Carl L. Gorday
                                          Assistant Secretary

Date:  June 10, 1994
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      Exhibit                         Index to Exhibits
     ---------                        -----------------

        99                           Press Release dated
                                     June 10, 1994